AGREEMENT OF PURCHASE AND SALE



                         INTERNATIONAL MENU PARTNERSHIP,
                         a limited liability partnership
                             by its general partner,
                           INTERNATIONAL MENU GP INC.

                                  Purchase from
                           PRICEWATERHOUSECOOPERS INC.
                    a court-appointed interim receiver of the
                 Business of International Menu Solutions Inc.,
                  And its Subsidiaries and of certain assets of
                       INTERNATIONAL MENU SOLUTIONS CORP.
                  and not in its personal or corporate capacity

                              of certain assets of
                       INTERNATIONAL MENU SOLUTIONS CORP.
                        INTERNATIONAL MENU SOLUTIONS INC.
                           PRIME FOODS PROCESSING INC.
                       TRANSCONTINENTAL GOURMET FOODS INC.
                              TASTY SELECTIONS INC.
                            D.C. FOOD PROCESSING INC.
                          THE ULTIMATE COOKIE CO. INC.

THIS AGREEMENT OF PURCHASE AND SALE dated March 16, 2001.

B E T W E E N:


                    PRICEWATERHOUSECOOPERS INC., the court-appointed Interim Receiver of the Business of INTERNATIONAL MENU SOLUTIONS INC., and its Subsidiaries and of certain assets of INTERNATIONAL MENU SOLUTIONS CORP. and not in its personal or corporate capacity

                    (hereinafter called the "Seller")

                                                               OF THE FIRST PART

                                     - and -

                    INTERNATIONAL MENU PARTNERSHIP, a limited liability partnership by its general partner INTERNATIONAL MENU GP INC., a corporation incorporated under the laws of Ontario

                    (hereinafter called the "Buyer")

                                                              OF THE SECOND PART

WHEREAS:

International Menu Solutions Inc. (the "Company") carries on the business of producing and selling home meal replacement products through various operating subsidiaries;

International Menu Solutions Corp. owns all the issued shares in the capital stock of Huxtable's Kitchens Inc.; and

The Seller has agreed to sell to the Buyer and the Buyer has agreed to purchase from the Seller substantially all the assets, property and undertaking of and pertaining to such business and such shares, subject to the terms and conditions of this Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the premises and the mutual covenants herein contained and the sum of $1 now paid by each party hereto to each other party hereto (the receipt and sufficiency whereof is hereby acknowledged), the parties hereto agree as follows:

                                   ARTICLE 1.
                                 INTERPRETATION

1.01 Definitions

In this Agreement and the recitals unless the context otherwise requires:

(a) "Affiliate" has the meaning prescribed by section 1 (1) of the Ontario Business Corporations Act;

(b) "Approval and Vesting Order" means an order or orders of the Court in the proceedings in which the Seller was appointed as Receiver of the Business and the Huxtable's Shares, on terms acceptable to the Buyer, acting reasonably, approving the Agreement and the completion of the transactions contemplated by this Agreement and vesting in the Buyer as of Closing all right, title and interest in and to the Purchased Assets free and clear of any right, title or interest of the Bank of Nova Scotia, the Seller, International Menu Solutions Corp., the Company, a Subsidiary, those persons who may have claims referred to in subsection 2.11, those persons who will be listed by the Purchaser, acting reasonably, in Schedule 1.01(t) during the Due Diligence Period, or of any other person in the Purchased Assets (other than such right, title and interest held by or issued to persons holding a valid Purchase Money Security Interest and for which a Financing Statement was registered pursuant to the Personal Property
     Security Act on the Fixed Assets and Equipment in priority to the Bank of Nova Scotia and other than such right, title and interest held or issued as security for any Assumed Liabilities), including without limitation any estates, titles, rights, benefits, interests, claims, liens, hypothecs, security interests, trusts or deemed trusts, whether statutory or otherwise, assignments, executions, judgments, rights of distress, legal, equitable or contractual set-offs, options, adverse claims, levies, agreements, taxes, disputes, debts, charges, mortgages, encumbrances or any other rights or claims howsoever arising, whether contractual, statutory, by operation or law or otherwise, or whether or not they have attached or been perfected, registered or filed, whether secured or unsecured or otherwise, by or of all persons;

(c) "Assumed Liabilities" means the liabilities and obligations of the Company or a Subsidiary relating to

     (i) the Contracts, Equipment Contracts, and Leases (other than the Outstanding Contract Payment Obligations) and required to be performed or discharged after the Closing Date;

     (ii) vacation pay accrued up to the Closing Date in respect of the Retained Employees and any payments in respect of Retained Employees referred to in Section 6.01(c);

     (iii) the Assumed Mortgages;

     and for greater certainty, Assumed Liabilities shall not include any other liabilities or obligations of International Menu Solutions Corp., the Company or a Subsidiary whatsoever (including without limitation any liabilities and obligations under any employee pension plan);

(d) "Assumed Mortgages" mean the obligations of Prime Foods Processing Inc. in favour of the Business Development Bank of Canada not exceeding $550,000 and the obligations of D.C. Food Processing Inc. in favour of the Royal Bank of Canada not exceeding $583,000 secured by a Charge/Mortgage of Land registered against the Lands.

(e) "Buildings" means all buildings and additions thereto (including leasehold improvements) situate on the Lands;

(f) "Business" means the production, sale and distribution of home meal replacement products and related products business carried on by the Company and the Subsidiaries;

(g) "Business Day" means any day other than a Saturday, Sunday or statutory holiday in the Province of Ontario;

(h)  "Buyer's Counsel" means Gowling Lafleur Henderson LLP;

(i)  "Cash Portion" is defined in section 3.02(b)(i)B;

(j) "Claims" means any claim, demand, action, cause of action, grievance, appeal, damage, loss, costs, liability or expense, including, without limitation, reasonable professional fees and all costs incurred in investigating or pursuing any of the foregoing or any proceeding relating to any of the foregoing;

(k) "Closing" means the completion of the sale to and purchase by the Buyer of the Purchased Assets pursuant to this Agreement by the transfer and delivery of the Transfer Notice and payment of the Purchase Price as contemplated in this Agreement;

(l) "Closing Date" means the first Business Day after the making of the Approval and Vesting Order not later than, in any event, April 6th, 2001 or such other date as may be agreed upon between the Buyer and the Seller;

(m) "Contracts" means the contracts, agreements, employee benefit plans, insurance policies (including without limitation any and all insurance policies covering Accounts Receivable) and other obligations of the Company or a Subsidiary relating to the Business (except for Excluded Assets) which the Buyer shall assume and identify during the Due Diligence Period and which will be listed in Schedule 1.01(m), provided that the Buyer may from time to time add to or remove from Schedule 1.01(m) contracts, agreements, employee benefit plans, insurance policies and other obligations at any time prior to Closing by written notice to the Seller;

(n)  "Court" means the Ontario Superior Court of Justice (Commercial List);

(o)  "Deposit" is defined in Section 2.04;

(p) "Due Diligence Period" means the period commencing on the date hereof and ending two Business Days before the date of the hearing of the motion for the Approval and Vesting Order by the Court;

(q) "Employees" means all employees, sales representatives and independent contractors employed or engaged by the Company or a Subsidiary in connection with the Business as at the date hereof;

(r) "Environment" means the environment or natural environment as defined in any Environmental Law and includes, without limitation, air, surface, water, ground water, land surface, soil, subsurface strata, a sewer system and the environment in the workplace;

(s) "Environmental Laws" means all laws relating in full or in part to the protection of the Environment, product liability, and employee and public health and safety, and includes, without limitation, those Environmental Laws relating to the storage, generation, use, handling, manufacture, processing, labelling, advertising, sale, display, transportation, treatment, release and disposal of Hazardous Substances;

(t) "Equipment Contracts" means the equipment leases, conditional sales contracts, title retention agreements and other agreements between the Company or a Subsidiary and third parties relating to machinery, equipment and other assets used in the Business (except for Excluded Assets) which the Buyer shall assume and identify during the Due Diligence Period and which will be listed in Schedule 1.01(t), provided that the Buyer may from time to time add or remove from Schedule 1.01(t) equipment leases, conditional sale contracts, total retention agreements and other agreements at any time on or before the last day of the Due Diligence Period by written notice to the Seller;

(u)  "Excluded Assets" means:

     (i) any toxic or environmentally contaminated property and assets identified by the Buyer by notice in writing to the Seller prior to Closing, other than any such property and assets which the Buyer may elect in writing to include in the Purchased Assets prior to Closing;

     (ii) any shares in the capital stock of any Affiliate or Subsidiary of the Company other than the Huxtable Shares;

     (iii) any Contract or Equipment Contract not included in, or removed from, Schedules 1.01(m) and (t) respectively in accordance with those subsections and specifically those Equipment Contracts identified in
           Schedule  1.01(u),  and any  real  property  lease  not  included  in
           Schedule 1.01(z).

(v) "Hazardous Substance" means any substance, sound, vibration, ray, heat, odour, radiation, energy, which is or is deemed to be, alone or in any combination, a pollutant, contaminant, source of pollution or contamination, waste of any nature, hazardous substance, hazardous material, toxic substance, dangerous substance or dangerous good as defined, judicially interpreted or identified in any Environmental Law;

(w) "Huxtable Shares" means all of the issued shares of Huxtable's Kitchens Inc. owned by or registered in the name of International Menu Solutions Corp.;

(x) "Lands" means the real property legally described as set out in Schedule 1.01(x);

(y) "Laws" means all applicable laws, by-laws, rules, regulations, orders, ordinances, protocols and codes of any Governmental Authority including without limitation, Environmental Laws;

(z)  "Leases" mean the real property leases identified in Schedule 1.01(z);

(aa) [Intentionally Deleted]

(bb) "Outstanding Contract Payment Obligations" means all outstanding payment obligations due and unpaid prior to the Closing Date in respect of Contracts, Equipment Contracts, and Leases;

(cc) "Promissory Note" means the promissory note referred to in Section 3.02(b)(i)C, as the same may from time to time be amended, restated, amended and restated, supplemented or replaced in writing by the parties thereto;

(dd) "Purchase Price" means the price to be paid by the Buyer to the Seller for the Purchased Assets as provided in Section 2.02;

(ee) "Purchased Assets" means all of the assets of the Business on the Closing Date (save to the extent that the same are Excluded Assets) including, without limitation:

     (i) "Accounts Receivable" - all those accounts receivable, notes receivable and other amounts due, owing or accruing due to any one or more of the Company and the Subsidiaries (and specifically including any and all deposits received from customers of the Business) in connection with the Business as at the Closing Date;

     (ii) "Contracts" and "Equipment Contracts" - all right, title and interest of the Company or a Subsidiary and the Seller in and to and benefits under the Contracts, all unfilled orders from customers, the Equipment Contracts and under all service contracts relating to any Equipment Contracts or any equipment or
              other  assets  covered   thereby  and  all  options  to  purchase
              thereunder and under any leases of motor vehicles;

       (iii) "Deposits" - those deposits with any public utility or any municipal, governmental or other public authority, or with any supplier or with any other person;

       (iv) "Fixed Assets and Equipment" - all fixed assets, machinery, equipment, freezers, computers and software, fixtures, furniture, furnishings, vehicles, boilers, material handling equipment, parts, tools, jigs, discs, molds, patterns and tooling owned by the Company or a Subsidiary and used in the Business and other tangible property (other than Inventory) owned by the Company or a Subsidiary and used in the Business on the Closing Date, including any of the rights of the Seller in, to or with respect to same and including the property listed in Schedule 1.01(ee)(iv);

       (v) "Goodwill" - the goodwill of the Business, including the right of the Buyer to represent itself as carrying on the Business in succession to the Company and the Subsidiaries and all right, title and interest of the Company and the Subsidiaries and the Seller in, to and in respect of all names used by the Company and the Subsidiaries in connection with the Business;

       (vi)   "Huxtable Shares" - the Huxtable Shares;

       (vii) "Inventory" - all inventories, wherever situate, of raw materials, work-in-progress, finished goods, operating supplies and packaging materials of or relating to the Business (including consignment inventory);

       (viii) "Leases" - the Leases, any leasehold improvements in connection therewith, and any rights to offsite storage;

       (viii) "Other Assets" - the Records, all of the Seller's right, interest and benefit, if any, to and in the domain names, telephone numbers and facsimile numbers used by the Company and the Subsidiaries in the conduct of the Business, and all other assets and property of the Company and the Subsidiaries not part of the Excluded Assets;

       (ix) "Patents" - all patents and applications for patents, all reissues, divisions, continuations and extensions thereof, and all licences and other rights relating to patents, inventions and discoveries owned or held by the Company or a Subsidiary, and any of the rights of the Seller in, to or with respect to same;

       (x) "Prepaid Expenses" - the Company's and the Subsidiaries' rights in respect of prepayments made by the Company or a Subsidiary for expenses and purchases, in connection with the Business, exclusive of income or other taxes which are personal to the Company or a Subsidiary;

       (xi)   "Real Property" - the Lands and Buildings;

       (xii) "Technology" - all of the Seller's, the Company's and the Subsidiaries' plans, designs and design rights in respect of all intellectual property and brands and brand names, art, research data, trade secrets and other proprietary know-how, processes, drawings, technology, unpatented blue prints, flow sheets,
              equipment   and  parts   lists  and   descriptions   and  related
              instructions, manuals, data, records and procedures and all computer software and all computer software licences and agreements to which the Company or a Subsidiary is a party, including without limitation all licences, agreements and other contracts and commitments relating to any of the foregoing to which the Company or a Subsidiary is a party, and in any such case used in relation to the conduct of the Business;

       (xiii) "Trade Marks" and "Copyrights" - all of the Company's and the Subsidiaries' trade marks and related trade mark registrations; all design and design rights, both past and present; all copyrights, copyright registrations and applications therefore; and all renewals, modifications and extensions of any of the aforesaid rights, and all licences and other rights relating thereto, all artwork, packaging designs and materials and any rights of the Seller in, to or with respect to same;

       (xiv)  "Warranty  Rights"  - the  full  benefit  of all  warranties  and warranty rights (implied, express or otherwise) against manufacturers or sellers which apply to any of the Purchased Assets, including without limitation all warranty claims outstanding at the Closing Date;

(ff) "Records" means all books, records, books of account, sales and purchase records, lists of suppliers and customers, formulae, recipe, business reports, plans and projections and all other documents, files, records, including all employee and personnel records of all Employees, correspondence, and other data and information, financial or otherwise, of the Company or a Subsidiary, relating to the Business or the Purchased Assets, including without limitation, all data and information stored on computer-related media;

(gg) "Retained Employees" means those Employees named in Schedule 1.01(gg) provided that the Buyer may from time to time add or remove from
       Schedule 1.01(gg) any Employee at any time on or before the last day of the Due Diligence Period by written notice to the Seller;

(hh) "Seller's Counsel" means counsel designated by the Seller prior to the Closing Date;

(ii)   "Subsidiary"   and   collectively   "Subsidiaries"   means  Prime  Foods
       Processing Inc., Transcontinental Gourmet Foods Inc., Tasty Selections Inc., D.C. Food Processing Inc., and The Ultimate Cookie Co. Inc.; and

(jj) "Transfer Notice" means a receiver's certificate, or notice executed by the Seller and delivered to the Buyer pursuant to Section 3.02(a)(i) in the form set forth in Schedule 1.01(jj).

1.02   Entire Agreement

This Agreement, together with the agreements and other documents to be delivered pursuant to this Agreement, constitute the entire agreement between the parties pertaining to their subject matter and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties and there are no warranties, representations or other agreements between the parties in connection with their subject matter except as specifically set forth in this Agreement or such agreements and other documents. No supplement, modification, waiver or termination of this Agreement shall be binding unless executed in writing by the party to be bound. No waiver of any of the provisions of this Agreement shall constitute a waiver of any other provision (whether or not similar) nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

1.03 Extended Meanings

In this Agreement, words importing the singular include the plural and vice versa and words importing gender include all genders. The word "person" includes an individual, partnership, association, body corporate, trustee, executor, administrator or legal representative.

1.04 Headings

The division of this Agreement into Articles, Sections, Subsections and paragraphs and the insertion of headings are for convenience of reference only and shall not affect its construction or interpretation.

1.05 References

References to a specified Article, Section or Schedule shall be construed as references to that specified Article or Section of or Schedule to this Agreement unless the context otherwise requires.

1.06 Governing Law

This Agreement shall be governed by and construed in accordance with the laws in force in the Province of Ontario and the laws of Canada applicable therein, and shall be treated in all respects as an Ontario contract. The parties submit to the jurisdiction of the courts of Ontario with respect to any dispute, claim or other matter arising under this Agreement and the courts of Ontario shall have non-exclusive jurisdiction with respect to any such dispute, claim or other matter.

1.07 Payments and Currency

Any money to be paid or tendered by one party to another pursuant to this Agreement shall be paid by bank draft or certified cheque payable to the person to whom such amount is due. Unless otherwise specified, the word dollar and $ sign refer to Canadian currency. Any tender of documents or money pursuant to this Agreement may be made upon the parties or their respective counsel.

1.08 Schedules

The schedules to this Agreement,  as listed below,  are an integral part of this
Agreement:

         Schedule                   Description
         --------                   -----------
         Schedule 1.01(m)           Contracts
         Schedule 1.01(t)           Equipment Contracts
         Schedule 1.01(u)           Certain Excluded Equipment
         Schedule 1.01(x)           Lands
         Schedule 1.01(z)           Leases
         Schedule 1.01(ee)(iv)      Fixed Assets and Equipment
         Schedule 1.01(gg)          Retained Employees
         Schedule 1.01(jj)          Transfer Notice
         Schedule 3.02(b)(i)C.      Promissory Note

                                   ARTICLE 2.
                               PURCHASE AND SALE

2.01 Agreement to Purchase

On the Closing Date and subject to the terms and conditions of this Agreement, the Seller shall sell to the Buyer and the Buyer shall purchase from the Seller all the right, title and interest of the Seller, the Company, and the Subsidiaries, to and under the Purchased Assets pursuant to the Approval and Vesting Order and the Buyer shall assume the Assumed Liabilities.

2.02 Purchase Price

The Purchase Price shall be $27,000,000 subject to adjustments as provided in this Agreement, which Purchase Price shall be allocated amongst the assets of each of the Company and the Subsidiaries based on the proportion that the net book value of such corporation's assets is of the aggregate net book value of the Purchased Assets consistent with the Company's Records, unless otherwise agreed in writing between the Buyer and the Seller.

2.03 Taxes

The Buyer shall be liable for and on Closing shall pay, in addition to the Purchase Price, as adjusted, all federal and provincial sales taxes and all land transfer taxes payable in connection with the conveyance and transfer of the Purchased Assets by the Seller to the Buyer, subject to the following provisions:

(a)  Goods and Services Tax

     (i) The Seller declares that the Company and the Subsidiaries are registered for the purposes of the goods and services tax imposed under Part IX of the Excise Tax Act ("GST").

     (ii) The Buyer hereby declares that it is acquiring under this Agreement all or substantially all of the property that can reasonably be regarded as being necessary for it to carry on the Business as a business.

      (iii) The Seller and the Buyer will, on or before the Closing Date, jointly execute elections, in the prescribed form and containing the prescribed information, to have subsection 167(1.1) of the Excise Tax Act (Canada) apply to the sale and purchase of the Purchased Assets hereunder so that no tax is payable in respect of such sale and purchase under Part IX of the Excise Tax Act (Canada). The Buyer will file such elections with the Minister of National Revenue within the time prescribed by the Excise Tax Act (Canada).

(b)   Provincial Retail Sales Taxes

On Closing, the Buyer will provide the Seller with the Buyer's retail sales tax registration number and a purchase exemption certificate with respect to inventories of goods held for resale or for incorporation of goods to be held for resale for the purposes of the tax eligible under the Ontario Retail Sales Tax Act ("OST"). The Buyer shall remit such taxes to the appropriate tax authority after Closing.

(c)   Income Tax Election

The Buyer and Seller shall, as soon as possible after the Closing, jointly execute an election under section 22 of the Income Tax Act with respect to the sale of the Accounts Receivable and shall designate therein the portion of the Purchase Price allocated to Accounts Receivable pursuant to section 2.02 hereof as the consideration paid by the Buyer for the Accounts Receivable.

2.04  Deposit

The Buyer shall deliver a Five Hundred Thousand Dollar ($500,000.00) refundable deposit to the Seller's Counsel at least two days before the date of the hearing of the motion for the Approval and Vesting Order by the Court (the "Deposit"), to be held in trust pending the Closing and to be applied on Closing against the Purchase Price. If the purchase and sale contemplated by this Agreement is not completed for any reason other than the default of the Buyer, the Deposit shall be returned forthwith to the Buyer with all interest actually earned thereon and without deduction or set-off.

2.05  Normal Adjustments

The Purchase Price shall be subject to normal adjustments for charges for fuel, electricity, rentals, taxes and water rates, which accrue prior to the Closing Date.

2.06  Other Adjustments

The Purchase Price shall be reduced by the following amounts:

(a) Employee Claims - all unpaid amounts accrued or owing to Retained Employees, as described in Section 6.01(c);

(b) Outstanding Contract Payment Obligations - all outstanding payment obligations in respect of Outstanding Contract Payment Obligations which are not satisfied by the Seller and which are paid by the Buyer at any time subsequent to Closing .

(c) Excluded Equipment Contracts - the sum of $10,000 for Equipment Contracts excluded by the Buyer from the transactions as contemplated by Section 1.01(u).

(d) Huxtable's Liabilities - the book value of all liabilities of Huxtable's Kitchens Inc. (including present value of future payments due under management agreements and earnout agreements) existing as of the Closing Date (other than Equipment Contracts assumed by the Buyer) determined in accordance with Section 2.07 which are paid or are payable by the Buyer, any Affiliate of the Buyer, or Huxtable's Kitchens Inc. at any time subsequent to Closing.

(e)   Unpaid Supplier Claims - all adjustments required by Section 2.11 herein.

All adjustments pursuant to Sections 2.05 and 2.06 except for the adjustments referred to in subsection 2.06(d) shall not exceed the amount of $1,400,000 less the amount of vacation pay described in Section 1.01(c)ii, and shall be completed by reducing the Cash Portion of the Purchase Price. Any adjustment required by subsection 2.06(d) shall be completed by credit applied against the Promissory Note provided that such adjustment shall not, in any event, exceed the amount of the Promissory Note.

2.07 Calculation of Huxtable's Liabilities

In order to determine the  adjustment to the Purchase  Price in accordance  with
Section 2.06(d), the Buyer shall deliver to the Seller within 60 business days after the Closing Date, a balance sheet for Huxtable's Kitchens Inc. for the period ending as at the Closing Date together with a review engagement report by an independent public accountant chosen by the Buyer (the "Closing Financial Statements"), setting forth the liabilities (actual and contingent) as at the Closing Date, with such balance sheet prepared in accordance with generally accepted accounting principles in a manner consistent with those accounting practices used for Huxtable's Kitchens Inc. in respect of its last fiscal year. Such Closing Financial Statements shall be prepared at the expense of the Buyer.

The Seller shall have 20 business days following receipt of the Closing Financial Statements to notify the Buyer with reasonable particularity that it objects to any item or items in the calculations. Any such dispute shall be resolved in accordance with Section 2.08.

If no objection is delivered within the 20 day period, the Closing Financial Statements shall be used to determine any adjustment referred to in Section 2.06(d).

2.08 Dispute Resolution

Any item of dispute  relating to the  calculations  referred to in Section 2.06,
2.07 and 3.02(b)(i)B is hereinafter referred to as a "Disputed Item". If the Buyer and the Seller shall be unable to resolve any Disputed Item within 20 business days after notice that there exists a Disputed Item then an independent chartered accountant chosen by the Seller (hereinafter referred to as the "Seller's Accountant") and an independent chartered accountant chosen by the Buyer (hereinafter referred to as the "Buyer's Accountant") shall together within 20 business days, appoint a representative from an accounting firm recognized in Canada (other than the Shareholders' Accountant or the Buyer's Accountant) to arbitrate the dispute (hereinafter referred to as the "Arbitrator"). The Seller and the Buyer shall, within the 20 business days after the appointment of the Arbitrator present their position with respect to the Disputed Item to the Arbitrator together with such other materials as the Arbitrator deems appropriate. The Arbitrator shall within 20 business days after the submission of such evidence, submit its written decision on each Disputed Item to the parties. Any determination by the Arbitrator with respect to any Disputed Item shall be final and binding on such parties. Except as specifically set forth to the contrary in this paragraph, the Arbitrator shall comply, and the arbitration shall be conducted in the Province of Ontario, Canada in accordance with the provisions of the Arbitrations Act (Ontario).

2.09  Monitoring by Buyer

During the Due Diligence Period the Buyer shall be entitled to monitor the Business and the Purchased Assets and for such purpose, if requested by the Buyer, the Seller shall provide to the Buyer all information which the Buyer shall reasonably require, including without limitation, borrowing base calculations, daily cash receipts, daily cash disbursements, daily purchase commitments and daily sales.

2.10  Loss or Damage

In the event there is any damage, destruction or loss of any or all of the Fixed Assets and Equipment and Real Property prior to the Closing, the Buyer may elect, in its sole and absolute discretion:

(a) in respect of each instance of damage, destruction or loss amounting to $10,000 or more, to complete the transactions contemplated by this Agreement and

      (i) accept the proceeds of the insurance coverage on such Purchased Assets; or

      (ii) accept a decrease in the Purchase Price by an amount to be agreed upon by the Buyer and the Seller as the amount of the relevant damage, destruction or loss (in which case, the Promissory Note shall be appropriately adjusted); or

(b) in respect of any material damage, destruction or loss, to accept insurance proceeds or a decrease in the Purchase Price as aforesaid, or to terminate this Agreement without any obligations or liabilities on its part whatsoever, in which event the Deposit shall be forthwith returned to the Buyer with all interest actually earned thereon and without deduction or set-off.

2.11  Unpaid Supplier Claims

      Subject to the limitations contained in Section 2.06, if any supplier of goods to the Company or a Subsidiary makes a valid claim under Section
      81.1 of the Bankruptcy and Insolvency Act for the possession of such goods, the Seller shall (subject to any applicable court order) determine whether or not the claim is valid. The Buyer shall have no liability to the Seller or the Company in respect of any such claim. If as a result of such a claim, the Buyer is obliged to give the supplier repossession of the goods or make a payment to the supplier, the Seller shall pay the Buyer an amount equal to the Purchase Price paid by the Buyer in respect of such goods or (as applicable) the amount payable to the supplier. The Buyer agrees that the Seller shall have no liability under this Section 2.11, after the expiry of thirty (30) days from the Closing Date, save with respect to any outstanding valid claim made by suppliers prior to the expiry of such period.

                                   ARTICLE 3.
                              CLOSING ARRANGEMENTS

3.01  Place and Time of Closing

The Closing shall take place at 10:00 a.m. local time on the Closing Date at the offices of Gowling Lafleur Henderson LLP, at , Suite 4900, Commerce Court West, Toronto, Ontario M5L 1J3 or at such other time and place as the parties may agree upon.

3.02  Action at Closing

At the Closing, the following matters shall be completed:

(a)   Purchased Assets - the Seller shall:

      (i) execute and deliver to the Buyer the Transfer Notice, and deliver to the Buyer possession of the Purchased Assets;

      (ii) deliver to the Buyer the documentation and certificates which the Seller is required to deliver pursuant to Section 2.03;

      (iii) deliver to the Buyer the Approval and Vesting Order, and the Buyer shall promptly thereafter register the Approval and Vesting Order on title to the Lands; and

      (iv) deliver to the Buyer all instruments of conveyance, assignments, and other documents reasonably necessary to effectively convey, assign and transfer the Purchased Assets to the Buyer.

(b)   Purchase Price and Assumed Liabilities - The Buyer shall:

      (i)   pay to the Seller the Purchase Price as adjusted pursuant to Section
            2.06 as follows:

            A.    by application of the Deposit;

            B. by delivery of a certified cheque in the amount of the Purchase Price less:

                  a.    the Deposit;

                  b. the book value of the future obligations under Equipment Contracts (other than the Equipment Contracts identified in Schedule 1.01(t) under headings "Additional Commitments") determined in accordance with generally accepted accounting principles consistent with the Company's past practise not exceeding $5,800,000;

                  c. the aggregate of the amounts to be adjusted under Sections 2.05 and 2.06;

                  d.    vacation pay described in Section 1.01(c)ii;

                  e. the Assumed Mortgages forming part of the Assumed Liabilities as at the Closing Date; and

                  f.    the amount of the Promissory Note;

                  which certified cheque shall be made payable to the Seller (the "Cash Portion"); and

            C. by execution and delivery to the Seller, as evidence of the obligation of the Buyer to pay the balance of the Purchase Price, the Promissory Note, which shall be subject to offsets and adjustments as set forth herein but shall be in the amount of $2,000,000.00, in the form set forth in Schedule 3.02(b)(i)C;

      (ii)  deliver   to  the   Seller  the   documentation   and   certificates
            contemplated in Section 2.03; and

      (iii) execute and deliver to the Seller all such documents as shall be necessary to effectively assume the Assumed Liabilities.

3.03  Transfer Taxes

Subsequent to Closing, the Buyer shall remit directly to the appropriate taxing authorities, within the time period specified for such payments, all federal and provincial sales taxes payable by it in respect of the sale of the Purchased Assets pursuant to this Agreement.

3.04 Assumption of Liabilities

Except for the Assumed Liabilities, the Buyer shall not assume and shall not be responsible for any of the liabilities, debts or obligations of the Company or a Subsidiary whether present or future and whether or not relating to the Business or the Purchased Assets.

3.05 Assignment of Contracts

Nothing in this Agreement shall be construed as an attempt to assign any contractual rights forming part of the Purchased Assets that are not assignable in whole or in part without the consent of the other party to such contract, unless the consent has been given or the assignment is otherwise lawful. The Seller shall, pending the effective transfer thereof, hold all rights or entitlements that the Seller have thereto in trust for the exclusive benefit of the Buyer without obligation to the Seller, provided that the Buyer shall pay, perform and discharge all obligations arising or accruing subsequent to the Closing with respect thereto following the Closing. The Seller shall authorize the Buyer at its expense to seek any such required consent to assignment prior to or after the Closing Date.

                                   ARTICLE 4.
                               CLOSING CONDITIONS

4.01 Buyer's Conditions

The obligation of the Buyer to complete the purchase of the Purchased Assets pursuant to this Agreement shall be subject to the satisfaction of each of the following conditions on or before the Time of Closing, (each of which is for the exclusive benefit of the Buyer and may be waived by it in whole or in part):

(a) Truth and Accuracy of Representations of Seller - all of the representations and warranties of the Seller made in this Agreement shall be true and correct in all material respects as at the time of Closing and the Buyer shall have received a certificate from an officer of the Seller, confirming the truth and correctness in all material respects of such representations and warranties of the Seller;

(b) Performance of Obligations - the Seller shall not be in default in the performance of any of its obligations pursuant to this Agreement;

(c) Receipt of Closing Documentation - the Seller shall have executed and delivered to the Buyer the documents referred to in Section 3.02(a);

(d) Consents to Assignment - all consents or approvals from or notifications to any third party required under the terms of this Agreement in connection with any of the Contracts, Leases or Equipment Contracts and the assignment thereof to the Buyer, or otherwise in connection with the completion of the transactions contemplated by this Agreement and that are material to the operation of the Business shall have been obtained, given, or waived by the Buyer (provided that the Buyer and the Seller shall act reasonably to resolve non-material failures to obtain such consents or approvals);

(e) No Changes - there shall not have occurred during the Due Diligence Period any material adverse change in the Business, actual or anticipated customers' purchase orders to the Subsidiaries, damage, destruction or loss, labour trouble or other event, development or condition of any character (whether or not covered by insurance) which alone or in the aggregate materially and adversely affects the Business, the Purchased Assets or future prospects of the Business (other than the order appointing the Seller as receiver of the Business);

(f)  Orders - the Seller shall have obtained the Approval and Vesting Order;

(g) Appeal of Orders - the Seller shall not have received notice of appeal in respect of the Approval and Vesting Order;

(h) Injunctions - no order of a court of competent jurisdiction shall have been made enjoining the Seller or the Buyer from completing the transactions hereby contemplated; and

(i) Company Acts - between the date hereof and the Time of Closing, the Company nor any Subsidiary shall have transferred, assigned, or disposed of any of the Purchased Assets except for the sale of inventory in the ordinary and usual course of business.

4.02 Seller's Conditions

The obligation of the Seller to complete the sale of the Purchased Assets pursuant to this Agreement shall be subject to the satisfaction of each of the following conditions precedent at or prior to the time of Closing (each of which is for the exclusive benefit of the Seller and may be waived by it in whole or in part):

(a) Truth and Accuracy of Representations of the Buyer - all of the representations and warranties of the Buyer made in or pursuant to this Agreement shall be true and correct in all material respects as at the time of Closing;

(b) Performance of Obligations - the Buyer shall have performed all of its obligations pursuant to this Agreement;

(c)  Orders - the Seller shall have obtained the Approval and Vesting Order;

(d) Appeal of Orders - the Seller shall not have received notice of appeal in respect of the Approval and Vesting Order;

(e) Injunctions - no order of a court of competent jurisdiction shall have been made enjoining the Seller, the Company or the Buyer from completing the transactions hereby contemplated; and

(f) The Bank of Nova Scotia Leases - with respect to the Assumed Liabilities in favour of The

     Bank of Nova Scotia, the Buyer shall have executed assumption agreements in a form reasonably satisfactory to the Bank and to the Buyer and on the terms and in accordance with the commitments made between the Bank and the Company and any Subsidiary.

4.03 Non-Satisfaction of Conditions

If the conditions set out in Article 4 are not satisfied or waived by the Time of Closing, the Buyer, in the case of Section 4.01, and the Seller, in the case of Section 4.02, may in its absolute discretion terminate this Agreement, without any obligation or liability whatsoever, by providing written notice to the other.

                                   ARTICLE 5.
                         REPRESENTATIONS AND WARRANTIES

5.01 Representations and Warranties of the Seller

The Seller represents and warrants to the Buyer as follows:

(a) Authority and Enforceability - the Seller has the authority to enter into this Agreement and to sell all of its right, title and interest, and the right, title, and interest of the Company and the Subsidiaries in and to the Purchased Assets, subject to the approval of a court of competent jurisdiction and no orders have been made by a court of competent jurisdiction enjoining the Seller from completing the transactions herein contemplated;

(b) Residency - the Seller is not a non-resident of Canada within the meaning of the Income Tax Act (Canada);

(c) No Encumbrance - the Seller has not done any act to encumber the Purchased Assets.

5.02 Representations and Warranties of the Buyer

The Buyer represents and warrants to the Seller as follows:

(a) Corporate - the Buyer is a duly constituted limited liability partnership and International Menu GP Inc. is a corporation duly organized, validly existing and in good standing under the laws of Ontario and has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby;

(b) Authorization - this Agreement, the execution and delivery hereof by the Buyer, the payment of the Purchase Price and the performance by the Buyer of its obligations and undertakings hereunder have been, or will be prior to Closing, duly authorized and approved by all requisite corporate action; and

(c) GST Registration - the Buyer is or will be prior to Closing registered pursuant to the Excise Tax Act (Canada).

5.03 Title to and Condition of the Purchased Assets

Except as otherwise provided in this Agreement, the Purchased Assets are being sold by the Seller and purchased by the Buyer on an "as is, where is" basis; the Buyer has conducted such inspections of the Purchased Assets and such investigations of the Seller's right, title and interest in and to the Purchased Assets as it has deemed appropriate and has relied entirely on its own inspection, investigation and analysis and has satisfied itself considering those matters. The Buyer agrees that the Seller (including the Seller's directors, officers, employees, Affiliates, agents, advisors and representatives) shall have no liability or responsibility based on or in respect of any information or documents obtained by or provided or made available to the Buyer or at its request. No representation, warranty or condition, either express or implied, has been or will be given by the Seller as to the title, description, condition, cost, size, quantity, quality, fitness for purpose, merchantability, valuation, revenues, expenses, assignability or otherwise of or concerning the Purchased Assets or the right of the Seller to sell or assign the same, or as to the accuracy or completeness of any of the information or documents obtained by or provided or made available to the Buyer (including its directors, officers, employees, Affiliates, agents, advisors and representatives) save and except for the express representations and warranties given in Section 5.01 hereof. Without limiting the foregoing, any and all conditions, warranties or representations expressed or implied pursuant to the Sale of Goods Act (Ontario) do not apply hereto and have been waived by the Buyer solely in respect of the Seller. The descriptions of the Purchased Assets contained herein are for the purposes of identification only and no representation, warranty or condition has been or will be given by the Seller concerning the accuracy of these descriptions and the Buyer acknowledges that it does not rely on the same.

5.04 Non-Waiver

No investigations made by or on behalf of the Buyer at any time shall have the effect of waiving or diminishing the scope of or otherwise affecting any representation or warranty made by the Seller in or pursuant to this Agreement, save to the extent of any information obtained by or disclosed to the Buyer prior to Closing. No waiver by the Buyer of any condition, in whole or in part, shall operate as a waiver of any other condition.

5.05 Nature and Survival of Representations and Warranties

All statements contained in any certificate or other instrument delivered by or on behalf of any of the parties in connection with the transactions contemplated by this Agreement shall be deemed to be made by such party. All representations and warranties contained in Article 5 of this Agreement on the part of each of the parties shall survive the Approval and Vesting Order, the Closing, the execution and delivery of any bills of sale, instruments of conveyance, assignments or other instruments of transfer of title to any of the Purchased Assets and the payment of the Purchase Price for a period of six (6) months from the Closing Date after which time, if no claim shall have been made against a party with respect to any incorrectness in or breach of any representation or warranty made by such party in Article 5, such party shall have no further liability under this Agreement with respect to such representation or warranty.

                                   ARTICLE 6.
                                   COVENANTS

6.01 Employees

(a) The parties acknowledge that Schedule 1.01 (gg) sets forth the names, titles and annual rates of remuneration of all the Retained Employees.

(b) Subject to subsection (d) below, prior to but conditional upon the completion of the Closing, the Buyer shall offer employment to all Retained Employees at their current wage or base salary (not including bonuses) and on such other terms and conditions it deems satisfactory. If the Buyer terminates the employment of any such Retained Employees following Closing, the Buyer shall be solely responsible for all termination pay and severance payments associated therewith and the Buyer agrees that for such purposes the prior employment of such Employee with the Company or a Subsidiary shall be treated as employment with the Buyer.

(c)  All  items  in  respect  of  such  Retained  Employees  including,  without limitation, premiums for unemployment insurance, O.H.I.P., Workers Compensation, benefit plans, Canada Pension Plan, accrued wages, salaries, commissions, bonuses, employee benefit plan payments, or entitlements and other employee benefits which are payable to, receivable by, or accrued in favour of such Retained Employees up to the opening of business on the Closing Date shall be appropriately adjusted in favour of the Buyer to the opening of business on the Closing Date (specifically excluding accrued vacation pay which is an Assumed Liability) by way of adjustment to the Cash Portion of the Purchase Price

(d) The Buyer's obligation under subsection Section 6.01(b) shall be solely to make an offer of employment as of the Closing Date to the Retained Employees on the terms referred to in Section 6.01(b). The Buyer shall not be obligated to any such Retained Employee who refuses such offer.

6.02 Access for Due Diligence

The Seller shall permit the Buyer through its authorized representatives to have free and unrestricted access during normal Business hours to all the premises of the Company and the Subsidiaries, and to all books, accounts, records and other data of the Company and the Subsidiaries (including, without limitation, all corporate and accounting records of the Company and the Subsidiaries) pertaining to the Business and to the Purchased Assets. The Seller shall also furnish to the Buyer:

(a) the Records and such other financial and operating data and other information with respect to the Business and the Purchased Assets as the Buyer shall from time to time request to assist in such due diligence, and for such purpose the Seller shall cooperate fully with the Buyer; and

(b) copies of all Contracts and Equipment Contracts and of all insurance policies relating to the Business or the Purchased Assets.

6.03 Actions to Satisfy Closing Conditions

The Buyer shall take, and the Seller shall use good faith endeavours to take, all such actions as are within its power to control, and the Buyer shall use its best efforts to cause other actions to be taken which are not within its power to control, so as to ensure compliance with any conditions set forth in Article 4 which are for the benefit of any other party.

6.04 Product Claims

The Buyer shall not be responsible for any Claims in respect of any and all products sold by the Business prior to the Closing Date.

6.05 Description of Purchased Assets

The Buyer acknowledges that any descriptions of the Purchased Assets provided by the Seller have been prepared solely for the convenience of prospective buyers and are not warranted to be complete or accurate or correct and that such descriptions do not constitute part of any terms and conditions of sale of the Purchased Assets.

6.06 Approval and Vesting Order

The Seller shall forthwith upon its appointment by a Court as receiver of the Purchased Assets, apply to the Court for the Approval and Vesting Order and shall diligently take all reasonable steps to obtain the same on or before April 5, 2001.

                                   ARTICLE 7.
                                    GENERAL

7.01 Expenses

All costs and expenses (including the fees and disbursements of accountants and legal counsel) incurred in connection with this Agreement and completion of the transactions contemplated by this Agreement shall be paid by the party incurring such expenses.

7.02 Time

Time shall be of the essence in all respects of this Agreement.

7.03 Notices

Any notice or demand to be given to any party to this Agreement shall be in writing and shall be either:

(a)  personally delivered;

(b) sent by registered mail, postage prepaid, except during a real or before an apprehended mail strike in Canada; or

(c) sent by telecopier or similar method of recorded communication, charges prepaid.

Any notice given pursuant to paragraphs (a), (b) and (c) above shall be sent to the intended recipient at its address as follows:

if to the Buyer:     International Menu Partnership LLP
                     150 Water Street South
                     Cambridge, Ontario
                     N1R 3E2

                     Attention: Lynda King
                     Fax: (519) 621-8144

with a copy to:      Gowling Lafleur Henderson LLP
                     50 Queen Street North
                     Suite 1020
                     Kitchener, Ontario, Canada
                     N2H 6M2

                     Attention: Peter M. Koch
                     Fax: (519) 571-5040

if to the Seller:    PricewaterhouseCoopers Inc.
                     145 King Street West
                     Toronto, Ontario
                     M5H 1V8

                     Attention: David Planques
                     Fax: (416) 941-8378

with a copy to:      Borden Ladner Gervais LLP
                     Scotia Plaza
                     40 King Street West
                     Toronto, Ontario
                     M5H 3Y4

                     Attention: William S. Robertson
                     Fax: (416) 361-7078

Any party may from time to time change its address or other contact information by written notice to each other party given in accordance with the provisions of this Section.

Any notice given by personal delivery shall be deemed to have been received on the date of delivery. Any notice given by registered mail shall be deemed to have been received on the fourth Business Day after which it was so mailed. Any notice sent by telecopier or similar method of recorded communication shall be deemed to have been received on the next Business Day following the date of its transmission.

7.04 Assignment

Neither this Agreement nor any of the rights or obligations of the Buyer hereunder may be assigned without the prior written consent of the Seller. Neither this Agreement nor any of the rights or obligations of the Seller hereunder may be assigned otherwise than by operation of law without the prior written consent of the Buyer. This Agreement shall enure to the benefit of and be binding upon each party and its heirs, executors, administrators, successors and permitted assigns.

7.05 Further Assurances

The  parties  shall with  reasonable  diligence  do all things and  provide  all reasonable assurances as may be required to complete the transactions contemplated by this Agreement, and each party shall provide such further documents or instruments required by any other party as may be reasonably necessary or desirable to give effect to this Agreement and carry out its provisions, whether before or after the Closing, including such registrations, recordings and filings with public authorities as may be required in connection with the transfer of ownership to the Buyer of the Purchased Assets.

7.06 Risk of Loss

From the date of this Agreement until the Closing Date, the Purchased Assets shall be and remain at the risk of the Seller. From and after the Closing Date, the Purchased Assets shall be and remain at the risk of the Buyer. Pending the Closing, the Seller and the Company shall hold all insurance policies and the proceeds of insurance in trust for the Seller and the Buyer as their interests may appear pursuant to the provisions of this Agreement.

7.07 Public Notice

All public notices to third parties and all other publicity or release of information of any nature whatsoever concerning the transactions contemplated by this Agreement shall be jointly planned and coordinated by the Seller and the Buyer and no party shall act unilaterally in this regard without the prior approval of the other party, such approval not to be unreasonably withheld, unless such disclosure is required to meet the timely disclosure obligations of any party under securities laws or stock exchange rules in circumstances where prior consultation with the other parties is not practicable.

7.08 Seller's Capacity

Notwithstanding any other provision of this Agreement, the Buyer agrees with the Seller that:

     (a) the Seller, in entering into this Agreement and completing the transactions contemplated hereby, is acting in the role of seller of the Purchased Assets, solely in its capacity as court-appointed receiver of the Purchased Assets; and

     (b) neither the Seller personally nor any of its shareholders, directors, officers, employees or agents shall have any personal or corporate liability under or as a result of this Agreement (except as regards its representations and warranties in Section 5.01) or any agreements or documents to be delivered by the Seller pursuant to this Agreement or otherwise in connection herewith, including pursuant to the representations and warranties of the Seller in this Agreement or in respect of any breach of covenant by the Seller.

     In the event of any conflict or inconsistency between the provisions of this Section 7.08 and any other provision of this Agreement or any other agreement or document delivered pursuant to this Agreement the provisions of this Section 7.08 shall prevail.

7.09 Planning Act

This Agreement has been entered into subject to the express condition that it shall not be effective to create or convey an interest in the Real Property until the provisions of the Planning Act (Ontario) have been satisfied.

7.10 Counterparts

This Agreement and any agreement contemplated thereby may be executed in one or more counterparts, each of which so executed shall constitute an original and all of which together shall constitute one and the same Agreement or agreement, as applicable.

7.11 Facsimile

Execution and delivery of a facsimile transmission of this Agreement shall constitute, for purposes of this Agreement, delivery of an executed original and shall be binding upon the party whose signature appears on the transmitted copy. Any party so executing this Agreement hereby undertakes to originally-execute and deliver to the other parties hereto a copy of this Agreement as soon as possible after execution by facsimile.

     IN WITNESS WHEREOF the parties have executed and delivered this Agreement.

                                   PRICEWATERHOUSECOOPERS INC.,
                                   the court-appointed Interim Receiver of the Business of INTERNATIONAL MENU
                                   SOLUTIONS INC., and its Subsidiaries,
                                   And certain assets of
                                   INTERNATIONAL MENU SOLUTIONS CORP.
                                   and not in its personal or corporate capacity

                                   Per: _________________________________
                                   Name: ________________________________
                                   Title: _______________________________



                                   INTERNATIONAL MENU PARTNERSHIP LLP
                                   by its General Partner
                                   INTERNATIONAL MENU GP INC.


                                   Per: ________________________________
                                        Name:  Lynda King
                                        Title: Vice-President